2020 ANNUAL SHAREHOLDERS’ MEETING Exhibit 99.1

Scott Dueser Chairman of the Board, President and Chief Executive Officer At FFIN In Banking 44 49 Executive Management Team

Ron Butler Executive Vice President Chief Administrative Officer At FFIN In Banking 27 38 Gary S. Gragg Executive Vice President Chief Lending Officer At FFIN In Banking 29 41 Executive Management Team

Executive Management Team J. Bruce Hildebrand, CPA Executive Vice President Chief Administrative Officer At FFIN In Banking 17 41 Luke Longhofer Executive Vice President Chief Credit Officer At FFIN In Banking 9 17

Executive Management Team Randy Roewe Executive Vice President Chief Risk Officer At FFIN In Banking 5 30 John Ruzicka Executive Vice President Chief Information Officer At FFIN In Banking 2 40

Executive Management Team Tim Collard Executive Vice President Lending At FFIN In Banking 28 39 Kirk Thaxton, CTFA Chairman, President and CEO First Financial Trust At FFIN In Banking 33 37

Senior Management Larry Kentz Senior Vice President Chief Compliance Officer At FFIN In Banking 6 39 Brandon Harris Senior Vice President Appraisal Services At FFIN In Banking 6 19

Senior Management J. Kyle McVey Senior Vice President Chief Accounting Officer At FFIN In Banking 10 12 Marna Yerigan Executive Vice President Commercial Lending At FFIN In Banking 9 39

Troy Fore President First Financial Mortgage At FFIN In Banking 5 35 Will Christoferson Senior Vice President Advertising and Marketing At FFIN In Banking 2 10 Josh Brown Vice President Human Resources Manager At FFIN In the Industry 6 11 Line of Business Executives Frank Gioia Senior Vice President Customer Care Center At FFIN In the Industry 5 33

Monica Houston Executive Vice President Retail Banking and Training At FFIN In Banking 26 26 Andrea Smiddy-Schlagel Executive Vice President Treasury Management At FFIN In Banking 2 32 Mike Wolverton Executive Vice President Consumer Lending At FFIN In Banking 9 35 Line of Business Executives Gary Milliorn Vice President Property Management At FFIN In Management 5 31

Experienced Regional CEOs and Presidents Marelyn Shedd Abilene At FFIN In Banking 30 37 Joseph Crouch Sweetwater At FFIN In Banking 2 24 David Bailey Eastland At FFIN In Banking 17 17 Robert De La Cruz Hereford At FFIN In Banking 16 16

Experienced Regional CEOs and Presidents Chris Evatt San Angelo At FFIN In Banking 20 20 Austin Elsner Cleburne At FFIN In Banking 3 20 Trent Swearengin Stephenville At FFIN In Banking 21 23 Justin Hooper Weatherford At FFIN In Banking 16 27

Experienced Regional CEOs and Presidents Mark Jones Southlake At FFIN In Banking 20 43 Stephen Lee Southeast Texas At FFIN In Banking 8 32 Sam Baker Conroe At FFIN In Banking 5 44 Kirby Cason Huntsville At FFIN In Banking 2 14

Johnny Brooks Kingwood – Chairman and CEO In Banking At FFIN 38 2 Marcus Morris Fort Worth At FFIN In Banking 10 12 Experienced Regional CEOs and Presidents 16 Shelley Dacus Kingwood - President At FFIN In Banking 2 Ivan Olson Bryan/College Station At FFIN In Banking 43 1

Independent Public Auditors

2020 ANNUAL SHAREHOLDERS’ MEETING

April Anthony Chief Executive Officer Encompass Home Health & Homecare Homebase 2015 Audit Committee Appointment Year President, Mansefeldt Investment Corporation – Lead Director Tucker S. Bridwell - Executive - Nominating/Corporate Governance Committee Appointment Board of Directors Vianei Lopez Braun Chief Development Officer Decker Jones, P.C. Compensation Committee Appointment Year 2020 2007 Year David Copeland President, SIPCO, Inc. and Shelton Family Foundation Executive Audit Nominating/Corporate Governance Committee Appointment 1998 Year

Mike Denny President Batjer and Associates, Inc. Committee Appointment Principal The Edwards Group Murray Edwards Executive Audit Nominating/Corporate Governance Committee Appointment Board of Directors 2006 Year 2019 Year F. Scott Dueser Chairman of the Board, President, and CEO First Financial Bankshares Executive Committee Appointment 1991 Year Tim Lancaster Retired President and CEO Hendrick Health System Committee Appointment 2013 Year Executive Audit Compensation Nominating/Corporate Governance Audit

Kade L. Matthews Ranching and Investments Compensation Committee Appointment Robert C. Nickles, Jr. Executive Chairman Alegacy Group, LLC Compensation Committee Appointment Board of Directors President and CEO Livestock Investors, Ltd. Johnny E. Trotter Executive Compensation Nominating/Corporate Governance Committee Appointment 2007 Year 1998 Year 2019 Year

2020 ANNUAL SHAREHOLDERS’ MEETING

Retiring Directors Ron Giddiens San Angelo | 11 Years Ross H. Smith Jr. Orange | 6 Years

Welcome New Director Vianei Lopez Braun Fort Worth | January, 2020

2019 Financial Review Earnings J. Bruce Hildebrand, CPA Chief Financial Officer

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “believes,” “expect,” “plan,” “anticipate,” “target,” “forecast” and “goal”. Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise. Forward Looking Statement

$0.66* $7.65* FFIN Earnings (in millions) * Adjusted for tax rate change 33rd Consecutive Year of Increased Earnings

$0.06* $0.01* Basic Earnings Per Share Strong Shareholder Earnings * Adjusted for tax rate change

2014 2015 2016 2017 2018 2019 First Financial 49.24% 47.61% 49.22% 49.26% 49.72% 48.61% Peer Group 66.94% 63.92% 62.83% 61.01% 60.51% 59.91% Efficiency Ratio (FFIN vs. Peers) Working Harder and Smarter

Quarterly Interest Margin 2016 2017 2018 Net Interest Margin 2019

FFIN Outperforms Peers Percentage Return on Average Assets

Strong Return on Capital Percentage Return on Average Equity

100.4 12/31/19 3/31/20 To meet Requirements of BASEL III for 2019 Tier 1 Leverage Ratio 12.60 12.49 > 4.00 Common Equity Tier 1 Capital Ratio 20.06 19.55 > 7.00 Tier 1 Capital Ratio 20.06 19.55 > 8.50 Total Capital Ratio 21.13 20.65 > 10.50 Capital Ratios

Asset Performance Growth in Total Assets (in millions)

Loan Performance Growth in Total Loans (in millions) $3,975 $4,223

2014 2015 2016 2017 2018 2019 First Financial 0.74% 0.90% 0.86% 0.57% 0.75% 0.61% Peer Group 1.92% 1.32% 1.05% 0.86% 0.82% 0.77% Nonperforming Assets as a Percentage of Loans Funded + Foreclosed Assets (FFIN vs. Peers) Sound Lending Practices

Deposit Growth Growth in FFIN Total Deposits (in millions) $6,180 $6,604

1st Quarter 2020 Summary

1st Quarter Earnings FFIN Earnings (in millions)

Shareholder Earnings – 1st Quarter Basic Earnings Per Share

Asset Performance * *As of March 31, 2020 Growth in Total Assets (in millions)

Loan Performance Growth in FFIN Total Loans (in millions) $3,975 $4,223 $4,681* *As of March 31, 2020

Deposit Growth Growth in FFIN Total Deposits (in millions) $6,180 $6,604 $7,210* *As of March 31, 2020

2019 Review Kirk W. Thaxton, CTFA President and CEO First Financial Trust

Growth in Trust Assets Total Trust Assets – Book Value / Fair Value (in millions)

Total Trust Fees Growth in FFTAM Fees (in thousands)

Revenue from Mineral Management Growth in Mineral Management (in thousands)

Total Trust Net Income Growth in FFTAM Net Income (in thousands)

Equity Income Core Domestic Core Diversified Core World Strategic Growth Managed Equity Styles

Trust Locations Abilene Sweetwater Stephenville San Angelo Fort Worth Odessa Beaumont Houston San Antonio

04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Book Value of Trust Assets 19 20 (in millions)

2020 ANNUAL SHAREHOLDERS’ MEETING

33rd Consecutive Year of Increased Earnings FFIN Earnings (in millions) $7.65* $0.66*

Stock cost in January 2019 $28,840 Dividend declared ($0.47 x 1,000 shares) $470 Increase in stock price during 2018 ($28.84 to $35.10 x 1,000 Shares) $6,260 2019 return on investment 23.34% 2018 return on investment 29.88% 2017 return on investment 1.33% 2016 return on investment 52.14% 2015 return on investment 3.05% 5 year compound average return 19.90% Assume you owned 1,000 shares of FFIN stock on January 1, 2019… Total Return on Investment

Assume you owned 100 shares of FFIN stock on January 1, 1973: Annual Return Since 1973 100 Shares in 1973 34,376 Shares Today 12.72% Average Annual Return of FFIN Since 1973 $4,900 Share Value in 1973 $1,206,598 Share Value on 12/31/2019 7.29% Average Annual Return of The S&P 500 Since 1973

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Dow Jones S&P 500 NASDAQ FFIN 2018 2019 Strong Stock Performance 2020 Through March 31, 2020

SBA – Paycheck Protection Program Loans Funded 4,900 Loan Fundings $646MM Total Dollars

Safe, Sound, and Secure Strong Financial Performance, Capital, and Liquidity On March 11, 2020, SunTrust analysts ranked First Financial in the top ten banks with the best relative credit loss history with the highest relative capital levels within their coverage. Our extremely high percentage of capital to total assets of 15.73% significantly outperforms our peers. We have excellent liquidity and are prepared to make new loans and advances on existing lines of credit to take care of our customers’ liquidity, working capital, and expansion needs. Safety Spanning 130 Years We have always been safe, sound, and secure, which has helped us perform through the Great Depression, the oil bust, and numerous economic recessions. In 2019, First Financial announced the 33rd consecutive year of increased earnings.

Top Rated Bank by Bank Director

Accomplishments in 2019

The Bank and Trust, Bryan/College Station Effective January 1, 2020 5 Branches in Bryan and College Station $631.1 million in assets as of December 31, 2019 $551.9 million in deposits $455.4 million in loans $190 million purchase price represents approximately 17.2x expected 2019 earnings The Bank and Trust acquisition is consistent with our acquisition model of high growth areas, strong Board and Management, and excellent earnings opportunity Provides diversification and fits well into our footprint Management and Board share same values to outstanding customer service

12 Regions Across the State

Dedication to Excellence Horst Schulze Co-founder of Ritz-Carlton Hotels Customer Service First Consultant

New Locations and Buildings

Spring Opened January 2019

Orange Opened March 2019

Weatherford North Upgraded March 2020

Environmental Improvements www.ffin.com/environment

Management Changes

Management Changes Justin Hooper Chairman, President, and CEO Weatherford Region Jay Gibbs January 2019

Management Changes Marcus Morris Chairman, President, and CEO Fort Worth Region April 2019

Management Changes Will Christoferson Senior Vice President Advertising and Marketing Michele Stevens April 2019

Management Changes Shelley Dacus President Kingwood Region May 2019

Management Changes Robert de la Cruz Chairman, President, and CEO Hereford Region Mike Mauldin October 2019

Management Changes James Gordon Executive Vice President Chief Financial Officer J. Bruce Hildebrand August 2020

Diversity and Inclusion EMPLOYEE BASE 1,435 EMPLOYEES EMPLOYEE DIVERSITY FEMALE 72% | MALE 28% RACIAL MINORITIES 29.1% MINORITY 28% | 72% www.ffin.com/diversity

Dividends Per Share Annual Dividends Declared per Share

Shareholders of record as of June 16, 2020 Dividend payable July 1, 2020 Increase cash divided to $0.13 per quarter – 8.3% increase Dividend Announcement

Looking Ahead